iShares®

iShares Trust

Supplement dated October 1, 2008

to the Prospectus (the “Prospectus”) and Statement of Additional Information (“SAI”),

each dated August 1, 2008,

for the iShares S&P Developed ex-U.S. Property Index Fund (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus and the SAI.

Change in Fund Name and Index Name

Effective October 1, 2008, all references in the Prospectus and SAI to the name of the Fund and the name of its underlying index are changed as follows:

	Former Names	New Names
Fund:	iShares S&P World ex-U.S. Property Index Fund	iShares S&P Developed ex-U.S. Property Index Fund
Index:	S&P/Citigroup BMI World ex-U.S. Property Index	S&P Developed ex US Property Index

The name changes are the result of changes in naming conventions by Standard & Poor’s, the index provider, and will not result in changes to the Fund’s investment objective or principal investment strategies.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of Barclays Global Investors, N.A.	BGI-A-WPS-1008

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE